NON-U.S. AND NON-CANADIAN PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE *UNITED STATES SECURITIES ACT OF 1933*, AS AMENDED (THE "ACT"), OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE ACT. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE U.S. OR TO U.S. PERSONS IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION. BY SUBSCRIBING TO THIS OFFER YOU ARE WARRANTING THAT YOU ARE NOT A U.S. RESIDENT OR OTHERWISE SUBJECT TO THE JURISDICTION OF THE U.S.

REQUIREMENTS TO SUBSCRIBE - Subscribers please note that to fulfill this subscription properly you must (a) read this document carefully and acquire independent legal and investment advice as this document constitutes a binding legal document, (b) fill in the amount of convertible debenture subscribed for in the section "Amount Subscribed and Method of Payment" at page 2 below, (c) check off the appropriate exemption in Appendix I and sign Appendix I, (d) complete the signature and information page at page 3, and (e) deliver this subscription agreement and payment, in accordance with the section "Amount Subscribed and Method of Payment" on page 2.

To: **SINOBIOMED INC.** (referred to as the "*Company*"), with an address for notice and delivery located at Lane 4705, No. 58, North Yang Gao Rd., Pudong New Area Shanghai, China 201206

The Company is offering to eligible investors, including the subscriber (hereinafter referred to as the "*Subscriber*") entering into this Subscription Agreement (the "*Agreement*") with the Company, on an exempt private placement basis and on the terms of this Agreement:

1. a convertible debenture (the "*Debenture*") at a subscription price of **US$100,000** and having a conversion price of $0.30 per share of common stock in the capital of the Company (each a "*Share*");

2. 300,000 non-transferrable common share purchase warrants (each a "*Warrant*"), with each Warrant entitling the holder thereof to acquire one additional share of common stock in the capital of the Company at a price of $0.33 per share (each a "*Warrant Share*") for the period ending at 4:00 p.m. (Vancouver Time) on December 1, 2008 (the "*Warrant Exercise Period*"); and

3. 600,000 non-transferrable piggyback common share purchase warrants (each a "*Piggyback Warrant*"), which will only be available for exercise by the holder thereof if the Warrants have been exercised in full (unless subsequently waived in writing by the Company). Each Piggyback Warrant entitles the holder thereof to acquire one additional share of common stock in the capital of the Company at a price of $0.37 per share (each a "*Piggyback Warrant Share*") for the period ending at 4:00 p.m. (Vancouver Time) on July 1, 2010 (the "*Piggyback Warrant Exercise Period*").

The Debenture, Shares, Warrants, and Warrant Shares, Piggyback Warrants and Piggyback Warrant Shares are also herein referred to as the "*Securities*".

The subscription monies may be placed into the Company's accounts and employed by the Company immediately upon receipt and prior to acceptance and issuance of any Securities. The Company offers, and the Subscriber accepts, the Securities on the terms and conditions as set forth in this Agreement. This Agreement is made specifically subject to the terms of the attached Schedule "A" and Appendices, which are incorporated herein as terms.

AMOUNT SUBSCRIBED AND METHOD OF PAYMENT

1.1 **Subscription for Debenture.** Based upon the terms and representations of this Agreement given by each party to the other, the Subscriber hereby irrevocably subscribes for and agrees to purchase a Debenture in the amount of US$100,000 together with the Warrants and the Piggyback Warrants at a subscription price of **US$100,000** (the "*Subscription Price*").

1.2 **Method of Subscription**. Subscription for the Debenture, Warrant and Piggyback Warrant shall be made by:

(a) delivering to the Company or to Devlin Jensen (the "*Company lawyers*") at Suite 2550 – 555 W. Hastings Street, Vancouver, British Columbia, Canada, V6B 4N5, an originally executed copy of this Agreement **(Note – please fill in the above section 1.1, complete and execute the Appendix I, and fully complete the signature and information page at page 3)**, and

(b) payment of the Subscription Price in the following manner:

(i) by delivery of a bank draft or cashier's cheque to "**Devlin Jensen in trust**" for the Company with the completed Subscription Agreement for the Subscription Price; or

(ii) by wire transfer to the Company's lawyers by the following wiring instructions:

For US Funds originating outside Canada:

Bank to Bank Info.:	JP Morgan Chase Bank, New York
Bank Address:	270 Park Avenue, New York, New York
For Credit to:	Royal Bank Toronto
UID:	055253
Swift Number:	ROYCCAT2
For Further Credit to:	Royal Bank, Hastings and Granville, 685 West Hastings Street, Vancouver, BC V6B 1N9
Transit Number:	6550
Account Name:	Devlin Jensen Client's Trust – U.S. Account **Re: Sinobiomed Inc.**
Account Number:	400-413-1

NOTICE - Should the Subscriber's subscription agreement and/or subscription payment be submitted to Devlin Jensen, the lawyers for the Company, in trust or otherwise, then the Subscriber agrees that the Company's lawyers shall have no accountability to the Subscriber whatsoever and acknowledges that the Company's lawyers are merely recipients for the Company. The Subscriber agrees that submission of the payment to the Company's lawyers in trust is to be deposited into the trust account of the Company and shall be the property of the Company immediately. The Company's lawyers shall have the right to transact the subscription monies solely by the direction of the Company or its agents and the Company's lawyers shall require no instruction from the Subscriber. Under no circumstances shall the Company's lawyers be considered to be giving legal or other advice or services to the Subscriber and no communication between the Subscriber and the Company's lawyers shall be considered advice (at the most only administrative subscription assistance on behalf of the Company) but the Subscriber shall rely solely and exclusively on his own judgment and the advice of his own counsel.

IN WITNESS WHEREOF the Parties hereto have hereunto set their respective hands and seals in the presence of their duly authorized signatories effective as at the date first above written.

SUBSCRIPTION BY SUBSCRIBER:

SUBSCRIBER STATEMENT – I, the Subscriber, have sought such independent counsel as I consider necessary and I have read this Agreement carefully and accept, agree and acknowledge the representations and terms thereof in full and without exception and agree that this Agreement constitutes the entire agreement between us and there are no collateral representations or agreements.

Dated at ______________________, on this 30 day of JUNE, 2008

REMEMBER: The Subscriber must also carefully read Schedule "A" additional terms of this Agreement and complete and sign Appendix I to declare his exemption qualifying the subscriber as an eligible purchaser.

Accelera Evolution Limited
Name of Subscriber - please print

For and on behalf of
ACCELERA EVOLUTION LIMITED

By: ______________________
Authorized Signature(s)

Signature of Subscriber

Dennis Kam Thai Leong
Please print name of signing officer whose signature appears above if different than the name of the Subscriber printed above

Subscriber's REGISTERED Address:
PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

Subscriber's MAILING Address
Suite 1903 Jubilee Centre, 18 Fenwick Street
Wanchai, Hong Kong
Tel: (852) 3428 8088
Fax: (852) 3428 8777
Dennis.Kam@acceleraventures.com
Eileen.Tan@acceleraventures.com

ACCEPTANCE BY THE COMPANY:

SINOBIOMED INC. hereby accepts the above subscription by the Subscriber on this 30th day of July, 2008.

____
By: Authorized Signatory

APPENDIX I

FOREIGN EXEMPTION CERTIFICATE

IN THE MATTER OF SINOBIOMED INC.

(the "*Company*")

In addition to the covenants, representations and warranties contained in the Private Placement Subscription Agreement, to which this Appendix is attached, the undersigned Subscriber covenants, represents and warrants to the Company as follows:

The Subscriber warrants the Subscriber is not a US or Canadian subscriber. The Subscriber further warrants that the Subscriber is an eligible exempt investor under the laws of the Subscriber's country of domicile. The Subscriber therefore has no restriction in law to his right to subscribe for the Securities and acknowledges that the Company is relying upon this in issuing the Securities. The Subscriber advises the Company that the Subscriber is exempt from investment restriction in the Subscriber's country of domicile by one or more of the following (check appropriate category):

(✓) the Subscriber's domicile laws do not restrict a citizen's investment;

( ) the Subscriber is subscribing for an amount which constitutes an exempt purchase amount in the Subscriber's jurisdiction which is $ ______________________;

( ) the Subscriber is exempt from registration in his jurisdiction due to his net wealth (the minimum net amount of which is $______________________);

( ) the Subscriber is exempt due to a further exemption which is described as:

____

____

____

The statements made in this Certificate are true.

DATED 30 JUNE, 2008

For and on behalf of
Accelera Evolution Limited ACCELERA EVOLUTION LIMITED
Name of Subscriber

[signature]
Authorized Signature(s)
Signature of Subscriber or Authorized Signatory of Subscriber

Dennis Kam Thai Leong
Name and Office of Authorized Signatory

Subscriber's REGISTERED Address: PO Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

Subscriber's MAILING Address: Suite 1903 Jubilee Centre, 18 Fenwick Street, Wanchai, HK

SCHEDULE "A"

TO THE PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT OF SINOBIOMED INC.

Article 1

SUBSCRIPTION FOR SECURITIES AND CONDITIONS OF SUBSCRIPTION

1.1 **Acceptance of subscription or return of Subscription Price by the Company**. The Company, upon acceptance by its board of directors of all or part of this Subscription Agreement, hereby agrees to issue a Debenture, Warrant Certificate and Piggyback Warrant Certificate and to refund to the Subscriber any excess subscription monies of the Subscription Price or any non-accepted portion of this Subscription Agreement. The Subscriber agrees and directs that where the Subscriber has omitted to complete certain sections of this Agreement the Company or its agents may complete such sections from the Company's knowledge or logic (such as, by way of example only and without limitation, inserting the amount of the Debenture subscribed based upon the funds tendered) or by direction by the Subscriber by phone or otherwise.

1.2 **Use of Funds before and after acceptance**. The subscription monies shall be advanced immediately to the Company's general fund to reserve the Subscriber's subscription, shall not be held in trust, may be employed by the Company for its business purposes immediately and prior to acceptance and shall constitute solely a reservation of subscription and advance of funds therefore. The Subscriber shall not demand return of its subscription unless the Securities have not been issued for a period in excess of six months from the date of this subscription and such demand may be fulfilled by acceptance and delivery of subscribed Securities or return of funds, at the sole discretion of the Company. The Subscriber acknowledges that the funds to be raised from the Securities are to be employed for the business of the Company in accordance with management's determination as to the best use of the same for the Company's business plan. Notwithstanding any disclosure document or offering memorandum or prospectus provided concurrent with this subscription, the Company reserves the right at any time to alter its business plan in accordance with management's appreciation of the market for the goods and services of the Company and the best use of the Company's funds to advance its business, whether present or future.

1.3 **Subscriber's eligibility for subscription**. The Subscriber acknowledges and warrants (and has made diligent inquiries to so determine or has the sophistication and knowledge to know his status without concern of error), on which the Company relies, that the Subscriber is purchasing the Securities on a private basis and without infraction of or impedance by his domicile laws, and, the Subscriber has completed Appendix I to this Agreement, and the completion of the same, whether signed or not, constitutes a true and accurate statement by the Subscriber.

1.4 **Securities issued at different prices and characteristics.** The Subscriber acknowledges that the Company may issue Securities at different prices which may occur sequentially, from time to time, or at the same time and prices in the future may be lower than now. The Company may also issue offerings which have warrants, or other benefits, attached and some offerings which do not. Not all subscribers will receive the same securities at the same price and such may be issued at vastly different prices to that of the Subscriber. For example, the Company will or may issue common shares at nominal prices as "founder's shares" (which may or will constitute millions of common shares, as determined solely by the Company's board) or for developmental assets (which cannot be valued and so may be assigned a nominal value on the Company's books) or for services or to attract expertise or management talent or other circumstances considered advisable by the board of directors of the Company. Such issuances at different prices are made by the board in its judgment as to typical structuring for a company such as the Company, to provide incentive, reward, and to provide a measure of developmental control, to acquire assets or services which the board considers necessary or advisable for the Company's development and success, and other such considerations in the board's judgment. The Company

may or will acquire debt and/or undertake equity financings in the future required or advisable, as determined by the Company's board, in the course of the Company's business development. The Subscriber acknowledges these matters, understands that the Subscriber's investment is not necessarily the most advantageous investment in the Company and authorizes the board of the Company now and hereafter to use its judgment to make such issuances whether such issuances are at a lesser, equal or greater price than that of the Subscriber and whether such is prior to, concurrent with, or subsequent to the Subscriber's investment.

Article 2

DESCRITION OF DEBENTURE

2.1 **Description of Debenture**. The Debenture will be governed by a debenture certificate (the "*Debenture Certificate*") to be dated as of the closing date. The Debenture will not be listed for trading on any exchange, or electronic quotation trading system, or any other public market. The Debenture Certificate will contain provisions to the following effect:

(a) Maturity. The Debenture will mature on the date that is 36 months from the closing date, subject to early acceleration in the event of default.

(b) Interest. The Debenture will bear an interest rate of 8% per annum calculated and payable quarterly in arrears from the closing date.

(c) Right to Debenture Shares. The Debenture will be convertible, subject to adjustment as set out in the Debenture Certificate, at the holder's option at any time from the closing date until maturity for such number of shares (the "*Debenture Shares*") equal to the principal amount of the Debentures plus accrued and unpaid interest divided by the conversion price (the "*Conversion Price*") equal to $0.30 per Debenture Share.

(d) Redemption. The Company will have the option to redeem the Debenture at par plus accrued and unpaid interest, at any time after 90 days from the closing date upon providing not less than 30 days notice of such intention to redeem the Debenture (a "Notice of Redemption") subject to the holder's right to convert upon receipt of such Notice of Redemption.

(e) Adjustment of Conversion Price. The Conversion Price of the Debentures and/or the number of Debenture Units issuable on the conversion of a Debenture will be subject to industry standard adjustment in certain events, including the subdivision, consolidation, change or reclassification of the Company's common shares. No adjustment will be triggered by the issuance of ordinary course equity capital financing, stock options, or share based compensation to the Company's directors, officers, employees or other service providers.

(f) Events of Default. The Debenture Certificate will provide for normal industry standard events of default in respect of the Debenture.

(g) Dividends. The Debenture will not be entitled to any cash or stock dividends or any other distributions paid or declared but unpaid on shares of common stock of the Company during the period from the date on which the Debenture is issued until the date on which it is converted into Debenture Units, if applicable.

(h) Other Provisions. The attributes and characteristics of the Debenture will be substantially as described herein, with such changes thereto as the Company determines, and the Debenture Certificate will be in such form and contain such terms and provisions as are satisfactory to the Company acting reasonably.

2.2 The issue of the Debenture will not restrict or prevent the Company from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Debentures may be converted.

Article 3

DESCRIPTION OF WARRANTS AND PIGGYBACK WARRANTS

3.1 **Warrant and Piggyback Warrant certificates**. The terms and conditions which govern the Warrants and the Piggyback Warrants will be referred to on the certificates representing the Warrants and the Piggyback Warrants and will contain, among other things, anti-dilution provisions and provisions for the appropriate adjustment in the class, number and price of the Warrant Shares or Piggyback Warrant Shares issuable on the exercise of the Warrants or the Piggyback Warrants upon the occurrence of certain events including any subdivision, consolidation or reclassification of the common shares, the payment of stock dividends and the amalgamation of the Company.

3.2 **Replacement Warrants or Piggyback Warrant certificates**. If the Subscriber exercises any Warrants during the Warrant Exercise Period the Company will issue to the Subscriber the number of Warrant Shares equal to the number of Warrants exercised and deliver to the Subscriber a certificate representing the Warrant Shares and issue a new Warrant agreement for any residual unexercised Warrants. In addition, if the Subscriber exercises any Piggyback Warrants during the Piggyback Warrant Exercise Period the Company will issue to the Subscriber the number of Piggyback Warrant Shares equal to the number of Piggyback Warrants exercised and deliver to the Subscriber a certificate representing the Piggyback Warrant Shares and issue a new Piggyback Warrant agreement for any residual unexercised Piggyback Warrants.

Article 4

INVESTMENT SUBSCRIPTION TERMS, CORPORATE DISCLOSURE AND GENERAL SUBSCRIBER ACKNOWLEDGEMENTS AND WARRANTIES

4.1 **The Subscriber's representations, warranties and understandings**. The Subscriber acknowledges, represents and warrants to the Company and understands that:

(a) Experience and counsel. The Subscriber has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company and has sought all such counsel as the Subscriber has considered advisable.

(b) Adequacy of information. The Subscriber has been given the opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the offering and the Subscriber has received all information regarding the Company reasonably requested by the Subscriber in order to evaluate an investment in the Company.

(c) Independent investigation. In making a decision to invest in the Company the Subscriber has relied solely upon independent investigations made by the Subscriber, and the particular tax consequences arising from an investment in the Company will depend upon the Subscriber's individual circumstances and is at his sole risk.

(d) Principal. The Subscriber is purchasing the Securities as principal for the Subscriber's own account and not for the benefit of any other person, except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Securities.

(e) Decision to purchase. The decision of the Subscriber to enter into this Agreement and to purchase Securities pursuant hereto has been based only on the representations of this Agreement and any accompanying offering memorandum, if any. It is not made on other information relating to the Company and not upon any oral representation as to fact or otherwise made by or on behalf of the Company or by any person which contradicts this Agreement or any offering memorandum. The Subscriber agrees that the Company assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information which has been created based upon the Company's management experience. In particular, and without limiting the generality of the foregoing, the decision to subscribe for Securities has not been influenced by:

(i) newspaper, magazine or other media articles or reports related to the Company or their businesses;

(ii) promotional literature or other materials used by the Company for sales or marketing purposes; or

(iii) any representations, oral or otherwise, that the Company will become a listed company, that any of the Securities will be repurchased or have any guaranteed future realizable value or that there is any certainty as to the success of the Company or the liquidity or value of any of the securities of the Company.

(f) Advertisements. The Subscriber acknowledges that the Subscriber has not purchased Securities as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(g) Information not received. The Subscriber has not received, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum or any other document (other than documents the content of which is prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Securities, and the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Securities.

(h) Economic risk. The Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Subscriber's investment in and to any of the Securities, and the Subscriber is able to bear the economic risk of a total loss of the Subscriber's investment in and to any of the Securities. The Subscriber understands that an investment in any of the Securities is a speculative investment and that there is no guarantee of success of the plans of the Company's management. Such plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Company's assets and with the present level of management's skills and of those whom the Company will need to attract (which cannot be assured). Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be predicted, accurately or at all.

(i) No Representations as to resale. No person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Securities;

(ii) that any person will refund the purchase of any of the Securities;

(iii) as to the future price or value of any of the Securities; or

(iv) that any of the Securities will be listed and posted for trading on any stock exchange, over-the-counter or bulletin board market, or that application has been made to list and post any of the Securities for trading on any stock exchange, over-the-counter or bulletin board market.

(j) Resale restrictions. The Subscriber has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Subscriber resides and confirms that no representation has been made respecting the applicable hold periods for the Securities (including their component parts) and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policy. In this regard the Subscriber agrees that if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, the Subscriber will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, in the U.S. or to U.S. residents unless:

(i) the sale is to the Company;

(ii) the sale is made outside the United States in compliance with the requirements of Rule

904 of Regulation S under the United States *Securities Act of 1933* (the "*1933 Act*") and in compliance with applicable state securities laws;

(iii) the sale is made pursuant to an exemption from registration under the 1933 Act provided by Rule 144 thereunder and in compliance with applicable state securities laws; or

(iv) with the prior written consent of the Company, the sale is made pursuant to another applicable exemption from registration under the 1933 Act and in compliance with applicable state securities laws.

(k) Reports and undertakings. If required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute and otherwise assist the Company in filing such reports, undertakings and other documents as may be reasonably required with respect to the issue of the Securities.

(l) No prospectus filing. The Subscriber acknowledges that this is an offering made on a private basis without a prospectus and that no federal, state, provincial or other agency has made any finding or determination as to the merits of the investment nor made any recommendation or endorsement of the Securities, and that:

(i) the Subscriber may be or is restricted from using most of the civil remedies available under applicable securities legislation;

(ii) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(iii) the Subscriber may not receive information that would otherwise be required to be provided to the Subscriber under such securities legislation; and

(iv) in addition to releases contained in this Agreement, the Company is relieved from certain obligations that would otherwise apply under applicable securities legislation.

(m) Withdrawal. This Agreement is given for valuable consideration and, except as permitted by this Agreement, shall not be withdrawn or revoked by the Subscriber once tendered to the Company with the Subscription Price.

(n) Disclosure of Subscriber information. By providing personal information to the Company, the Subscriber and each person for whom it is contracting is consenting to the Company's collection, use and disclosure of that information for the purpose of the subscription of the Shares, the offering and general corporate purposes. The Subscriber, and each person for whom it acts, consents to disclosure of personal information by the Company to regulators or any other person or entity the Company considers advisable or necessary for their securities, corporate or other purposes.

(o) Waiver of pre-emptive rights. The Subscriber hereby grants, conveys and vests unto the President of the Company, or unto such other nominee or nominees of the President as he may determine from time to time, in the President's sole and absolute discretion, to the extent permitted by law, the right to act as the Subscriber's power of attorney solely for the purpose of waiving any prior or pre-emptive rights which the Subscriber may have to further issues of equity or debt by the Company under applicable corporate and securities laws.

(p) Age of majority. The Subscriber, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto.

(q) Authorization and formation of subscriber. The Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Securities, and such entity has not been formed for the specific purpose of acquiring Securities in this issue and has not acted to acquire Securities in this issue in violation of the provisions of Regulation S or Rule 144 under the securities laws of the United States or in violation of any of the exemptions provided by the securities laws of any other jurisdiction. If the Subscriber is one of the aforementioned entities it hereby agrees that, upon request of the Company, it will supply the Company with any additional written information that may be requested by

the Company. In addition, the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the constating documents, if a corporation, of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber may be bound.

(r) Legal obligation. This Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber.

(s) Compliance with applicable laws. The Subscriber knows of no reason (and is sufficiently knowledgeable to determine the same or has sought legal advice) why the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Securities to the Subscriber will not comply with all laws applicable to the Subscriber and the Subscriber has no reason to believe that the Subscriber's subscription hereby will cause the Company to become subject to or required to comply with any disclosure, prospectus or reporting requirements or to be subject to any civil or regulatory review or proceeding. In addition, the Subscriber will comply with all applicable securities laws and will assist the Company in all reasonable manners to comply with all applicable securities laws.

(t) Encumbrance or transfer of Securities. The Subscriber will not sell, assign, gift, pledge or encumber in any manner whatsoever any of the Securities herein subscribed for except in accordance with applicable securities legislation and this Agreement.

4.2 **Truth of Subscriber's representations and warranties.** The Subscriber understands that the Company will rely on the acknowledgments, representations and covenants of the Subscriber contained in this Agreement in determining whether a sale of the Securities to the Subscriber is in compliance with applicable securities laws and in the best interest of the Company. All of the information set forth in this Agreement with respect to the Subscriber are correct and complete as of the date hereof and if there should be any material change in such information prior to the acceptance of this Agreement by the Company the Subscriber will immediately furnish the revised or corrected information to the Company.

4.3 **Company confidential information.** The Subscriber acknowledges that the Company is engaged in business development including programs of research and development and the marketing of products and services. The Subscriber also recognizes the importance of protecting the Company's trade secrets, confidential information and other proprietary information and related rights acquired through such Company's expenditure of time, effort and money. Therefore, in consideration of the Company permitting the Subscriber to submit this subscription and have access to the Company's information and/or Company's confidential information otherwise coming to the Subscriber, the Subscriber agrees to be bound by the following terms and conditions with respect to the Company:

(a) "*Confidential Information*" includes any of the following:

(i) any and all versions of the trade names, trade-mark, business plans, products, software, all Developments (as defined below) and all other matters owned or marketed by the Company;

(ii) information regarding the Company's business operation, methods and practices, including marketing strategies, product pricing, margins and hourly rates for staff and information regarding the financial affairs of the Company;

(iii) the names of the Company's clients and the names of the suppliers to the Company, and the nature of the Company's relationships with these clients and suppliers; and

(iv) any other trade secret or confidential or proprietary information in the possession or control of the Company,

but Confidential Information does not include information which is or becomes generally available to the public without the Subscriber's fault.

(b) "*Developments*" include all the following related to the products or business of the Company:

(i) copyright works, software, documentation, data, designs, scripts, photographs, music,

reports, flowcharts, trade-marks, specifications, source codes, product designs or formula and any related works, including any enhancements, modifications, or additions to the products owned, marketed or used by the Company; and

(ii) inventions, devices, discoveries, concepts, ideas, algorithms, formulae, know-how, processes, techniques, systems and improvements, whether patentable or not, developed, created, acquired, generated or reduced to practice by the Company or any person by or for the Company, including the Subscriber.

(c) At all times the Subscriber shall keep in strictest confidence and trust the Confidential Information. The Subscriber shall take all necessary precautions against unauthorized disclosure of the Confidential Information, and the Subscriber shall not directly or indirectly disclose, allow access to, transmit or transfer the Confidential Information to a third party, nor shall the Subscriber use, copy or reproduce the Confidential Information except as may be reasonably required for the Subscriber with the permission of the Company that holds such Confidential Information.

(d) Upon the request of the Company, the Subscriber shall immediately return to the Company all materials, including all copies in whatever form, containing the Confidential Information of the Company which are in the Subscriber's possession or under the Subscriber's control.

(e) The Subscriber acknowledges and agrees that he shall not acquire any right, title or interest in or to the Confidential Information. Should any interest in the Confidential Information come into the possession of the Subscriber by any means, other than specific written transfer by the Company, the Subscriber hereby assigns and transfers, now and in the future, to the Company, and agrees that the Company shall be the exclusive owner of, all of the Subscriber's right, title and interest to any such throughout the world, including all trade secrets, patent rights, copyrights and all other intellectual property rights therein. The Subscriber further agrees to cooperate fully at all times with respect to signing further documents and doing such acts and other things required by the Company to confirm such transfer of ownership of rights. The Subscriber agrees that the obligations in this Section 2.6 shall continue beyond the issue of Securities and beyond the ownership of Securities or beyond the termination of the Subscriber's employment, engagement or association with the Company for a period of ten (10) years.

Article 5
PRIVACY ISSUES AND PROCEEDS OF CRIME

5.1 The funds representing the Subscription Price will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "PCMLTFA") and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber's name and other information relating to this Subscription Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the actual or best of the Subscriber's knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

5.2 For the purposes of the relevant privacy act applicable to the Subscriber, the Subscriber:

(a) acknowledges and consents to the fact that the Company is collecting the Subscriber's (and any beneficial purchaser for which the Subscriber is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the *Personal Information Protection and Electronic Documents Act* (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Subscriber's subscription. The Subscriber acknowledges and consents to the Company retaining the personal information for so long as

permitted or required by applicable law or business practices. The Subscriber further acknowledges and consents to the fact that the Company may determine to release such information and be required by applicable securities laws, stock exchange rules and/or Investment Dealers Association of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser for which the Subscriber is contracting hereunder). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Subscriber is contracting;

(b) in addition, the Subscriber agrees and acknowledges that:

(i) the Company will deliver certain personal information, including information regarding the name, address, telephone number and amount subscribed for, to the securities regulatory authorities, including, if applicable, Securities Commissions and stock exchanges;

(ii) the information is being collected indirectly by the securities regulatory authorities under authority granted to them in securities legislation and is being collected for the purposes of the administration and enforcement of such securities legislation.

Article 6

RESTRICTED SECURITIES AND RESTRICTED DISPOSITION

6.1 **U.S. law application**. If or as the Company is or may become a U.S. company or otherwise a company whose securities are or may be subject to U.S. law, the Subscriber hereby agrees, represents and warrants to the Company as follows:

(a) If Subscriber is representing that he is not a U.S. person then such representation is true and (i) Subscriber is not a U.S. Person as defined in Rule 902 of Regulation S ("*Regulation S*") under the 1933 Act, which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States, or any estate or trust of which any executor, administrator or trustee is a U.S. Person; (ii) is not purchasing any of the Securities for the account or benefit of any U.S. Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction; and (iii) was not offered any Securities in the United States and was outside the United States at the time of execution and delivery of this Subscription Agreement.

(b) The Subscriber acknowledges that the Securities have not been registered under the 1933 Act and the Company has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities. The Subscriber agrees to resell the Securities only in accordance with the provisions of applicable securities laws, pursuant to a registration under the 1933 Act, or pursuant to an available exemption from such registration (in particular the provisions of Regulation S or Rule 144, as applicable), and that hedging transactions involving the Securities may not be conducted unless in compliance with the 1933 Act. The Subscriber understands that any certificate representing the Securities will bear a legend setting forth the foregoing restrictions. The Subscriber understands that the Securities are restricted securities within the meaning of Rule 144 promulgated under the 1933 Act, that the exemption from registration under Rule 144 will not be available in any event for at least six months from the date of purchase and payment of the Securities by the Subscriber, and other terms and conditions of Rule 144 are complied with, and that any sale of the Securities may be made by the Subscriber only in limited amounts in accordance with such terms and conditions and even then may not be available unless (i) a public trading market then exists for the common stock of the Company that issued such Securities, (ii) adequate information concerning the Company that issued such Securities is then available to the public and (iii) other terms and conditions of Rule 144 are complied with.

(c) The Subscriber further acknowledges and understands that, without in any way limiting the acknowledgements and understandings as set forth hereinabove, the Subscriber agrees that the Subscriber shall in no event make any disposition of all or any portion of the Securities which the Subscriber is acquiring

hereunder unless and until:

(i) there is then in effect a "Registration Statement" under the 1933 Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(ii) (A) the Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the Subscriber shall have furnished the Company with an opinion of the Subscriber's own counsel to the effect that such disposition will not require registration of any such Securities under the 1933 Act and (C) such opinion of the Subscriber's counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Subscriber of such concurrence.

6.2 **Legending of the Securities**. The Subscriber agrees and understands that the certificates representing the Securities will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

> "The transfer of the securities represented by this certificate is prohibited except in accordance with the provisions of Regulation S promulgated under the United States *Securities Act of 1933*, as amended (the "1933 Act"), pursuant to registration under the 1933 Act or pursuant to an available exemption from registration. In addition, hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act."

6.3 **Company permission for transfer**. The Subscriber agrees that unless and until there is a public market for the Company's Securities and a Registration Statement is in effect for the Subscriber's Securities received from the Company, the Subscriber may not sell such Securities without prior notice to the Company and until the Company's counsel is satisfied that the Subscriber may lawfully sell the Securities. The Subscriber acknowledges that this is an effort by the Company to protect itself but that the Company nor its counsel is in control of the facts of the sale and may themselves make error in law and neither the Company nor its counsel hold out that any permission constitutes advice to the Subscriber that he may in fact sell and all risks of the sale, legal and otherwise, reside solely with the Subscriber.

Article 7

GENERAL PROVISIONS

7.1 **Address for delivery**. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail deposited in a post office addressed to the Subscriber or the Company at the address specified in this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Each party to this Agreement may, at any time, and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

7.2 **Gender and number**. This Agreement is to be read with all changes in gender or number as required by the context and the gender of the Subscriber.

7.3 **Governing law**. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Any dispute regarding matters as between the Subscriber and the Company, whether as a subscriber or securityholder and whether arising

under this Agreement or pursuant to securityholder rights pursuant to the constating documents of the Company or applicable law, shall be adjudicated exclusively in the Courts of the Province of British Columbia, unless the Company shall permit otherwise.

7.4 **Representation and conflict**. It is hereby acknowledged by each of the parties hereto that Devlin Jensen, Barristers and Solicitors, acts solely for the Company, and that the Subscriber has obtained independent legal advice with respect to its review and execution of this Agreement. It is hereby further acknowledged and agreed by the parties hereto that Devlin Jensen, Barristers and Solicitors, and certain or all of its principal owners or associates, from time to time, may have both an economic or securities interest in the Company or its business and/or a position as a director, officer or similar relationship arising at the request of the Company to act in such capacity while acting for the Company as counsel. Any conflict or appearance of conflict is hereby waived and it is agreed that such does not give rise to a duty to the Subscriber and the Subscriber does not rely upon such solicitors for any purpose.

7.5 **Survival of Agreement terms**. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby. The terms of this Agreement shall bind the Subscriber, and any successor or assignee, from the date of tendering to the Company and both before and after issuance of the Securities, and shall continue to bind until sale or other disposition of all the Securities by the Subscriber but that certain provisions, such as the release, indemnity and confidentiality provisions of this Agreement shall continue to bind for a period of ten (10) years after the sale or other disposition of the Securities.

7.6 **Enforceability**. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

7.7 **Counterparts**. This Agreement may be signed by the parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement. This Agreement may also be executed and exchanged by facsimile and such facsimile copies shall be valid and enforceable agreements.

7.8 **Entire Agreement**. This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. There are no collateral agreements or understandings hereto and this Agreement, and the documents contemplated herein, constitutes the totality of the parties' agreement.

7.9 **Amendments**. This Agreement may be amended or modified in any respect by written instrument only. The Company may give notice of an amendment to the terms of this Agreement by delivery to the Subscriber of the intended amendment addendum. In the event that the Subscriber does not refuse the amendment within fifteen (15) days of delivery of the proposed amendment then this Agreement will be amended to the proposed terms without any further act required by the Subscriber.

7.10 **Successors and assigns**. The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber, the Company and its successors and lawfully permitted assigns. This Agreement shall not be assignable by any party without the written consent of the other parties hereto. The benefit and obligations of this Agreement, insofar as they extend to or affect the Subscriber, shall pass with any assignment or transfer of any of the Securities in accordance with the terms of this Agreement, except as otherwise noted in this Agreement.

7.11 **Time of the essence**. Time is of the essence in this Agreement.